UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 22, 2012

WRIGHT MEDICAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32833	13-4088127
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5677 Airline Road		38002
Arlington, Tennessee		(Zip code)
(Address of principal executive offices)
(901) 867-9971
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement
On August 22, 2012, Wright Medical Group, Inc. (the “Company”) entered into Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC (the “Representative”), as the representative of the initial purchasers (the “Initial Purchasers”) relating to the sale of $260 million aggregate principal amount of 2.00% Cash Convertible Senior Notes due 2017 (the “Notes”) to the Initial Purchasers. The Company also granted the Initial Purchasers an option to purchase up to an additional $40 million aggregate principal amount of the Notes solely to cover over-allotments, which the Initial Purchasers exercised in full on August 28, 2012.
The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.
Affiliates of each of the Initial Purchasers are lenders under the Company's senior credit facility. In addition, an affiliate of SunTrust Robinson Humphrey, Inc. acts as a syndication agent, lead arranger and book manager under the senior credit facility and an affiliate of U.S. Bancorp Investments, Inc. acts as the documentation agent under the senior credit facility. As of June 30, 2012, the Company had outstanding $130.6 million under the senior credit facility's term loan. As the Company intends to use the net proceeds of the offering of the Notes to repay outstanding indebtedness under the term loan, affiliates of each Initial Purchaser will receive their pro rata share of such repayment. Further, OEPW, LLC, which owns approximately 15.0% of the Company's common stock, is an affiliate of J.P. Morgan Securities LLC.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Convertible Note Hedge and Warrant Transactions
In connection with the offering of the Notes, on August 23, 2012, the Company entered into convertible note hedging transactions with three counterparties, Bank of America, N.A., Deutsche Bank AG, London Branch and Wells Fargo Bank, National Association (the “Option Counterparties”).  The convertible note hedging transactions, which are cash-settled, are intended to reduce the Company's exposure to potential cash payments that it is required to make upon conversion of the Notes in excess of the principal amount of converted Notes if the Company's stock price exceeds the conversion price. The Company also entered into warrant transactions in which it sold warrants for an aggregate of 10,221,640 shares of its common stock to the Option Counterparties. The strike price of the warrants will initially be $29.925 per share, which is 50% above the last reported sale price of the Company's common stock on August 22, 2012.  The warrants are exercisable over the 100 trading day period beginning on November 15, 2017. The warrant transactions will have a dilutive effect to the extent that the market value per share of the Company's common stock during such period exceeds the applicable strike price of the warrants. The Company paid the Option Counterparties approximately $48.7 million for the convertible note hedge and received approximately $30.0 million from the Option Counterparties for the warrants, resulting in a net cost to the Company of $18.72 million. Because the Initial Purchasers exercised their over-allotment option, the Company may enter into one or more additional cash-settled convertible note hedging transactions and warrant transactions.

Aside from the initial payment of a premium to the Option Counterparties of approximately $48.7 million, the Company will not be required to make any cash payments to the Option Counterparties under the convertible note hedging transactions and will be entitled to receive from the Option Counterparties cash, generally equal to the amount by which the market price per share of common stock exceeds the strike price of the convertible note hedging transactions during the relevant valuation period. The strike price under the convertible note hedging transactions is equal to the then-effective conversion price of the Notes. Additionally, if the market value per share of the Company's common stock exceeds the strike price on any day during the 100 trading day measurement period under the warrant transaction, the Company will be obligated to issue to the Option Counterparties a number of shares equal in value to one percent of the amount by which the then-current market value of one share of Company common stock exceeds the then-effective strike price of each warrant, multiplied by the number of shares of common stock into which the Notes are then convertible at or following maturity. The Company will not receive any additional proceeds if warrants are exercised.
The foregoing description of the convertible note hedge transactions and warrant transactions is qualified in its entirety by reference to the base call option transaction confirmations relating to the convertible note hedge transactions and the base warrants confirmations relating to the warrant transactions with each of the three Option Counterparties, which are filed as

Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities
As described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, on August 23, 2012, the Company entered into warrant transactions with each of the Option Counterparties. Pursuant to the warrant transactions, the Company issued 10,221,640 warrants with a strike price of $29.925 per share. The number of warrants and the strike price are subject to adjustment under certain circumstances described in the base warrants confirmations. The Company offered and sold the warrants in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. Neither the warrants nor the underlying shares of common stock (issuable in the event the market price per share of the common stock exceeds the strike price of the warrants on the date the warrants are exercised) have been registered under the Securities Act. Neither the warrants nor such underlying shares of common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

1.1	Purchase Agreement, dated as of August 22, 2012, between Wright Medical Group, Inc. and J.P. Morgan Securities LLC, as Representative of the Initial Purchasers

10.1	Base Call Option Transaction Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Bank of America, N.A.

10.2	Base Call Option Transaction Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Deutsche Bank AG, London Branch, through its agent Deutsche Bank Securities Inc.

10.3	Base Call Option Transaction Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc., and Wells Fargo Bank, National Association through its agent Wells Fargo Securities, LLC

10.4	Base Warrants Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Bank of America, N.A.

10.5	Base Warrants Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Deutsche Bank AG, London Branch, through its agent Deutsche Bank Securities Inc.

10.6	Base Warrants Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Wells Fargo Bank, National Association through its agent Wells Fargo Securities, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP, INC.

Dated: August 28, 2012	By:	/s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated as of August 22, 2012, between Wright Medical Group, Inc. and J.P. Morgan Securities LLC, as Representative of the Initial Purchasers

10.1	Base Call Option Transaction Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Bank of America, N.A.

10.2	Base Call Option Transaction Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Deutsche Bank AG, London Branch, through its agent Deutsche Bank Securities Inc.

10.3	Base Call Option Transaction Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc., and Wells Fargo Bank, National Association through its agent Wells Fargo Securities, LLC

10.4	Base Warrants Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Bank of America, N.A.

10.5	Base Warrants Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Deutsche Bank AG, London Branch, through its agent Deutsche Bank Securities Inc.

10.6	Base Warrants Confirmation, dated as of August 23, 2012, between Wright Medical Group, Inc. and Wells Fargo Bank, National Association through its agent Wells Fargo Securities, LLC